Exhibit 10.37

SUPPLEMENTAL CONFIRMATION

To:	Aspen Insurance Holdings Limited Maxwell Roberts Building 1 Church Street Hamilton, HM 11 Bermuda
From:	Goldman, Sachs & Co.
Subject:	Collared Accelerated Stock Buyback
Ref. No:	[Insert Reference No.]
Date:	November 9, 2007

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (‘‘GS&Co.’’) and Aspen Insurance Holdings Limited (‘‘Counterparty’’) (together, the ‘‘Contracting Parties’’) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.         This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 28, 2007 (the ‘‘Master Confirmation’’) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.         The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	November 9, 2007
Forward Price Adjustment Amount:	USD [***]
Hedge Completion Date:	As set forth in the Trade Notification, but in no event later than November 30, 2007
Scheduled Termination Date:	[***] after the Calculation Period Start Date (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day), subject to GS&Co.’s right to accelerate the Termination Date to any date on or after the First Acceleration Date.
First Acceleration Date:	[***] after the Calculation Period Start Date (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day).

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Calculation Period:	Notwithstanding the Master Confirmation, the Calculation Period shall begin on and include the first Exchange Business Day (such date, the ‘‘Calculation Period Start Date’’) immediately following the latest of (i) the Scheduled Termination Date under the First 2007 ASB Transaction, (ii) the last day of the Settlement Valuation Period, if any, under the First 2007 ASB Transaction, and (iii) the date all sales of Shares (or other securities) contemplated by Annex A to the Master Confirmation with respect to the First 2007 ASB Transaction, if any, have been completed.
In the event of a Second Settlement occurring with respect to the First 2007 ASB Transaction after the Calculation Period Start Date, the Calculation Period shall not include any day in the period during which sales of Shares (or other securities) contemplated by Annex A to the Master Confirmation with respect to the First 2007 ASB Transaction, if any, occur (the ‘‘First 2007 ASB Second Settlement Period’’). Notwithstanding the Master Confirmation, the Scheduled Termination Date shall be postponed by a number of Exchange Business Days equal to the number of Exchange Business Days occurring during the First 2007 ASB Second Settlement Period.
First 2007 ASB Transaction:	The Transaction (Ref. No: SDB1626308626) entered into between Counterparty and GS&Co. with a Trade Date of September 28, 2007.
Prepayment Amount:	USD 50,000,000
Counterparty Additional Payment Amount:	USD 0
Minimum Shares:	As set forth in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) [***]% of the Hedge Period Reference Price.
Maximum Shares:	As set for in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) [***]% of the Hedge Period Reference Price.
Ordinary Dividend Amount:	For any calendar quarter, USD 0.15
Reserved Shares:	2,500,000

3.         This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to this Transaction, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

Yours sincerely,
GOLDMAN, SACHS & CO. By:/s/ Debra Tageldein Authorized Signatory

Agreed and accepted by:

ASPEN INSURANCE HOLDINGS LIMITED

By:/s/ Richard Houghton
       Name: Richard Houghton
       Title: Chief Financial Officer

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.